UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2012

W. P. CAREY & CO. LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13779	13-3912578
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - Other Events.

On February 21, 2012, W. P. Carey & Co. LLC (“W. P. Carey” or the “Company”) filed a Form 8-K announcing that its Board of Directors had approved a plan to reorganize the Company in order to qualify as a real estate investment trust (“REIT”) for U.S. federal income tax purposes. As part of that plan, on February 17, 2012, W. P. Carey entered into (i) an Agreement and Plan of Merger with W. P. Carey REIT, Inc., subsequently renamed W. P. Carey Inc., a newly formed Maryland corporation and wholly-owned subsidiary of the Company (“W. P. Carey Inc.”), providing for, among other things, the merger of the Company with and into W. P. Carey Inc. (the “REIT Conversion”), with W. P. Carey Inc. succeeding to and continuing to operate the existing business of the Company; and (ii) an Agreement and Plan of Merger with Corporate Property Associates 15 Incorporated (“CPA®:15”), a Maryland corporation, pursuant to which CPA®:15, through a series of steps, will become an indirect subsidiary of W. P. Carey Inc. (the “Merger,” and together with the REIT Conversion, the “Transactions”). CPA®:15 is a publicly-owned, non-listed REIT, which was sponsored by W. P. Carey and for which W. P. Carey and its affiliates serve as advisor.

The consummation of the Transactions is subject to certain conditions, including among other things, effectiveness of a registration statement on Form S-4 (the “Form S-4”) relating to the shares of W. P. Carey Inc. common stock to be issued in the Transactions. In connection with this process, on March  23, 2012, W. P. Carey Inc. filed the initial Form S-4, which can be found on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov/Archives/edgar/data/1545406/000119312512129935/0001193125-12-129935-index.htm .

Once the review of the Form S-4 by the SEC is complete and the Form S-4 has been declared effective by the SEC, the shareholders of W. P. Carey (the “W. P. Carey Shareholders”) and the stockholders of CPA®:15 will receive a copy of a joint proxy / prospectus, which will contain important information about W. P. Carey, CPA®:15, W. P. Carey Inc. and the Transactions. W. P. Carey Shareholders are urged to read these documents carefully and in their entirety.

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended (the “Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the benefits of the Transactions, integration plans and expected synergies, the expected benefits of the REIT Conversion, anticipated future financial and operating performance and results, including estimates of growth, and the expected timing of completion of the Transactions. These statements are based on the current expectations of the management of W. P Carey. It is important to note that W. P. Carey’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in W. P. Carey’s Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the SEC on February 29, 2012. These risks, as well as other risks associated with the Transactions, are more fully discussed in the Form S-4 and will be more fully discussed in the joint proxy statement / prospectus. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Act. The Form S-4, upon effectiveness, will include a joint proxy statement / prospectus and other relevant documents to be mailed by W. P. Carey and CPA®:15 to their respective security holders in connection with the Transactions. W. P. CAREY URGES INVESTORS TO READ THE JOINT PROXY STATEMENT / PROSPECTUS (AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE), BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT W. P. CAREY, CPA®:15, W. P. CAREY INC. AND THE TRANSACTIONS. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors will be able to obtain these materials (when they become available) and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials (when they become available) will also be available free of charge by accessing W. P. Carey’s website (http://www.wpcarey.com) or by accessing CPA®:15’s website (http://www.cpa15.com). Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA®:15, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 29, 2011 in connection with its 2011 annual meeting of shareholders, and information regarding CPA®:15’s directors and executive officers is available in its annual report on Form 10-K filed with the SEC by CPA®:15 on March 5, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement / prospectus and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey & Co. LLC
Date: March 29, 2012	By:	/s/ Susan C. Hyde
Susan C. Hyde
Managing Director and Secretary